UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2024

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Summit Therapeutics Inc. (the “Company”) announced data relating to the HARMONi-2 trial, conducted in China and sponsored by our collaboration partner, Akeso, Inc. (Akeso, HKEX Code: 9926.HK) (“Akeso”), with data generated and analyzed by Akeso. The data was presented as part of the Presidential Symposium at the International Association for the Study of Lung Cancer’s (“IASLC”) 2024 World Conference on Lung Cancer (“WCLC 2024”) by Dr. Caicun Zhou, Chief Physician and Director of the Department of Medical Oncology at Shanghai Pulmonary Hospital, Tongji University School of Medicine, and President-Elect of IASLC on September 8, 2024. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, the Company announced data relating to the Phase II trial, AK112-205 (“AK112-205”), which was conducted and sponsored by Akeso, featuring data from ivonescimab in the perioperative, early-stage NSCLC setting. The data was also announced at WCLC 2024 by Dr. Xiaoliang Zhao, Deputy Chief Physician, Department of Lung Cancer at Tianjin Medical University Cancer Institute & Hospital, and Visiting Scholar at the Lombardi Comprehensive Cancer Center at Georgetown University in Washington, D.C. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Finally, data abstracts in three additional Phase II clinical trials were released by European Society of Medical Oncology (“ESMO”). This included Phase II data from clinical studies sponsored by Akeso in first-line triple negative advanced breast cancer, first-line advanced colorectal cancer, and first-line head-and-neck squamous cell carcinoma.

The Company will utilize slides during its conference call scheduled for 8:30am ET on September 9, 2024 discussing the datasets associated with HARMONi-2, AK112-205 and the additional Phase II clinical trials. A copy of the slides is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01 as if fully set forth herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 8, 2024, the Company issued a press release announcing the datasets associated with HARMONi-2 and AK112-205. A copy of the September 8, 2024 press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	WCLC 2024 Presentation on HARMONi-2 Data
99.2	WCLC 2024 Presentation on Phase II trial, AK112-205 Data
99.3	Presentation Slides for September 9, 2024 Conference Call
99.4	Press release, dated September 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: September 9, 2024	By:	/s/ Manmeet S. Soni
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)